UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-21467

LMP Capital and Income Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-888-777-0102

Date of fiscal year end:	November 30

Date of reporting period:	August 31, 2012

ITEM 1.                                                     SCHEDULE OF INVESTMENTS.

LMP CAPITAL AND INCOME FUND INC.

FORM N-Q

AUGUST 31, 2012

LMP CAPITAL AND INCOME FUND INC.

Schedule of investments (unaudited)

August 31, 2012

SECURITY	SHARES	VALUE
COMMON STOCKS — 67.2%
CONSUMER STAPLES — 2.9%
Food Products — 1.2%
H.J. Heinz Co.	60,000	$3,343,200
Household Products — 1.7%
Kimberly-Clark Corp.	53,000	4,430,800	(a)
TOTAL CONSUMER STAPLES		7,774,000
ENERGY — 2.3%
Energy Equipment & Services — 2.3%
Diamond Offshore Drilling Inc.	93,020	6,234,200	(a)
FINANCIALS — 25.4%
Capital Markets — 2.9%
Medley Capital Corp.	584,200	7,647,178	(a)
Real Estate Investment Trusts (REITs) — 22.5%
American Capital Agency Corp.	175,000	6,097,000	(a)
Annaly Capital Management Inc.	622,000	10,766,820	(a)
CommonWealth REIT	35,680	534,129
DCT Industrial Trust Inc.	150,000	948,000
Entertainment Properties Trust	41,000	1,869,190	(a)
Excel Trust Inc.	131,000	1,537,940	(a)
Hatteras Financial Corp.	246,000	7,131,540	(a)
HCP Inc.	41,000	1,880,260	(a)
Health Care REIT Inc.	27,000	1,577,880	(a)
Highwoods Properties Inc.	26,000	847,860	(a)
Hospitality Properties Trust	119,000	2,864,330	(a)
Inland Real Estate Corp.	185,000	1,517,000	(a)
Kilroy Realty Corp.	24,000	1,133,040	(a)
Liberty Property Trust	49,000	1,807,120	(a)
Mack-Cali Realty Corp.	58,000	1,548,600	(a)
OMEGA Healthcare Investors Inc.	90,000	2,161,800	(a)
Primaris Retail Real Estate Investment Trust	46,000	1,112,960	(a)
Ramco-Gershenson Properties Trust	132,000	1,710,720	(a)
Regency Centers Corp.	22,000	1,078,000	(a)
Senior Housing Properties Trust	50,000	1,106,000	(a)
Starwood Property Trust Inc.	190,000	4,474,500	(a)
Urstadt Biddle Properties, Class A Shares	85,000	1,657,500	(a)
Westfield Group	439,000	4,497,080	(a)(b)
Total Real Estate Investment Trusts (REITs)		59,859,269
TOTAL FINANCIALS		67,506,447
HEALTH CARE — 4.7%
Pharmaceuticals — 4.7%
Bristol-Myers Squibb Co.	145,000	4,786,450	(a)
GlaxoSmithKline PLC, ADR	131,000	5,959,190	(a)
Pfizer Inc.	71,000	1,694,060
TOTAL HEALTH CARE		12,439,700
INDUSTRIALS — 6.1%
Aerospace & Defense — 2.0%
Lockheed Martin Corp.	60,000	5,468,400	(a)
Machinery — 1.2%
Eaton Corp.	69,000	3,085,680
Trading Companies & Distributors — 2.9%
TAL International Group Inc.	226,000	7,686,260	(a)
TOTAL INDUSTRIALS		16,240,340
INFORMATION TECHNOLOGY — 2.4%
Computers & Peripherals — 2.4%
Seagate Technology PLC	195,000	6,241,950

See Notes to Schedule of Investments.

LMP CAPITAL AND INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2012

SECURITY		SHARES	VALUE
TELECOMMUNICATION SERVICES — 16.5%
Diversified Telecommunication Services — 11.9%
AT&T Inc.		185,000	$6,778,400	(a)
CenturyLink Inc.		262,000	11,072,120	(a)
Verizon Communications Inc.		146,000	6,269,240	(a)
Windstream Corp.		757,470	7,476,229	(a)
Total Diversified Telecommunication Services			31,595,989
Wireless Telecommunication Services — 4.6%
Vodafone Group PLC, ADR		420,000	12,146,400	(a)
TOTAL TELECOMMUNICATION SERVICES			43,742,389
UTILITIES — 6.9%
Electric Utilities — 3.7%
Great Plains Energy Inc.		461,132	9,831,334
Multi-Utilities — 3.2%
Integrys Energy Group Inc.		68,000	3,671,320	(a)
National Grid PLC		445,000	4,825,763	(a)(b)
Total Multi-Utilities			8,497,083
TOTAL UTILITIES			18,328,417
TOTAL COMMON STOCKS (Cost — $160,442,093)			178,507,443

	RATE
CONVERTIBLE PREFERRED STOCKS — 13.6%
FINANCIALS — 4.4%
Insurance — 2.1%
MetLife Inc.	5.000%	81,000	5,462,640	(a)
Real Estate Investment Trusts (REITs) — 2.3%
Health Care REIT Inc.	6.500%	110,000	6,105,000	(a)
TOTAL FINANCIALS			11,567,640
INDUSTRIALS — 1.4%
Industrial Conglomerates — 1.4%
United Technologies Corp.	7.500%	64,000	3,572,480	*
UTILITIES — 7.8%
Electric Utilities — 7.8%
NextEra Energy Inc.	7.000%	230,010	12,351,537	(a)
PPL Corp.	9.500%	155,000	8,470,750	(a)
TOTAL UTILITIES			20,822,287
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $34,687,531)			35,962,407
MASTER LIMITED PARTNERSHIPS — 30.7%
Diversified Energy Infrastructure — 11.3%
Energy Transfer Equity LP		332,000	14,591,400	(a)
Enterprise Products Partners LP		212,160	11,329,344	(a)
Genesis Energy LP		73,000	2,359,360
Williams Partners LP		30,000	1,547,400
Total Diversified Energy Infrastructure			29,827,504
Exploration & Production — 4.3%
Linn Energy LLC		289,000	11,490,640	(a)
Gathering/Processing — 7.1%
Access Midstream Partners LP		60,000	1,807,800
Copano Energy LLC		70,000	2,148,300
DCP Midstream Partners LP		135,021	5,824,806	(b)
EQT Midstream Partners LP		150,500	4,132,730	*

See Notes to Schedule of Investments.

LMP CAPITAL AND INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2012

SECURITY			SHARES	VALUE
Gathering/Processing — continued
MarkWest Energy Partners LP			45,000	$2,389,500
Western Gas Partners LP			55,000	2,626,250
Total Gathering/Processing				18,929,386
Liquids Transportation & Storage — 6.6%
Buckeye Partners LP			95,000	4,694,900	(a)
Enbridge Energy Partners LP			105,000	3,093,300
Magellan Midstream Partners LP			15,000	1,244,550
NuStar GP Holdings LLC			75,000	2,285,250
Plains All American Pipeline LP			26,000	2,249,780
Sunoco Logistics Partners LP			47,000	2,192,550
Tesoro Logistics LP			38,000	1,655,660
Total Liquids Transportation & Storage				17,415,990
Other — 0.7%
PVR Partners LP			80,080	1,950,749
Shipping — 0.7%
Golar LNG Partners LP			61,000	1,940,715
TOTAL MASTER LIMITED PARTNERSHIPS (Cost — $78,947,291)				81,554,984

	RATE
PREFERRED STOCKS — 1.6%
FINANCIALS — 1.6%
Real Estate Investment Trusts (REITs) — 1.6%
Ashford Hospitality Trust, Series E	9.000%		33,661	911,203	(a)
Glimcher Realty Trust, Series G	8.125%		5,476	138,926
Glimcher Realty Trust, Series H	7.500%		34,000	868,360	*
Pebblebrook Hotel Trust, Series A	7.875%		31,112	815,134	(a)
Sunstone Hotel Investors Inc.	8.000%		3,330	86,780
Sunstone Hotel Investors Inc., Cumulative Redeemable, Series A	8.000%		58,246	1,479,594
TOTAL PREFERRED STOCKS (Cost — $4,130,409)				4,299,997
ROYALTY TRUSTS — 1.6%
Exploration & Production — 1.6%
Sandridge Mississippian Trust I			32,000	801,600	(a)
SandRidge Mississippian Trust II			131,000	2,726,110
SandRidge Permian Trust			42,000	839,160
TOTAL ROYALTY TRUSTS (Cost — $4,315,252)				4,366,870

		MATURITY DATE	FACE AMOUNT
ASSET-BACKED SECURITIES — 0.2%
Asset-Backed Funding Certificates, 2004-FF1 M2	2.411%	1/25/34	$225,345	19,813	(c)
Countrywide Asset-Backed Certificates, 2004-5 M4	1.486%	6/25/34	126,652	45,973	(c)
Finance America Net Interest Margin Trust, 2004-1 A	5.250%	6/27/34	73,417	1	(d)(e)(f)
Fremont Home Loan Trust, 2004-1 M5	1.886%	2/25/34	110,930	58,536	(c)
GSAMP Trust, 2004-OPT M3	1.386%	11/25/34	218,369	101,135	(c)
MASTR Specialized Loan Trust, 2007-2 A	0.586%	5/25/37	341,377	189,480	(c)(d)
Renaissance Home Equity Loan Trust, 2003-4 M3	2.136%	3/25/34	313,746	158,924	(c)
SAIL Net Interest Margin Notes, 2003-BC2A A	7.750%	4/27/33	141,210	1	(d)(e)(f)
SAIL Net Interest Margin Notes, 2004-2A A	5.500%	3/27/34	71,380	1	(d)(e)(f)
TOTAL ASSET-BACKED SECURITIES (Cost — $1,517,409)				573,864
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.4%
Bear Stearns ARM Trust, 2005-12 24A1	5.481%	2/25/36	92,609	73,616	(c)

See Notes to Schedule of Investments.

LMP CAPITAL AND INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS — continued
Federal National Mortgage Association (FNMA), 2011-63 SW, IO	6.445%	7/25/41	$70,569	$9,735	(c)
Merit Securities Corp., 11PA B2	1.736%	9/28/32	69,768	68,281	(c)(d)
MLCC Mortgage Investors Inc., 2004-A B2	1.616%	4/25/29	234,932	108,072	(c)
MLCC Mortgage Investors Inc., 2004-B B2	1.556%	5/25/29	346,830	245,316	(c)
Washington Mutual Inc. Pass-Through Certificates, 2006-AR5 4A	1.138%	6/25/46	487,992	237,971	(c)
Wells Fargo Alternative Loan Trust, 2007-PA2 2A1	0.666%	6/25/37	483,804	263,169	(c)
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $1,437,734)				1,006,160
CORPORATE BONDS & NOTES — 8.9%
FINANCIALS — 6.5%
Capital Markets — 1.7%
Charles Schwab Corp., Notes	7.000%	2/1/22	4,000,000	4,502,000	(c)(g)
Diversified Financial Services — 1.6%
PPL Capital Funding Inc., Junior Subordinated Notes	6.700%	3/30/67	4,000,000	4,109,004	(c)
Insurance — 3.2%
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	8,000,000	8,547,184	(a)
TOTAL FINANCIALS				17,158,188
UTILITIES — 2.4%
Electric Utilities — 2.4%
NextEra Energy Capital Holding Inc., Junior Subordinated Notes	6.350%	10/1/66	2,000,000	2,096,872	(a)(c)
NextEra Energy Capital Holding Inc., Junior Subordinated Notes	6.650%	6/15/67	4,000,000	4,249,340	(a)(c)
TOTAL UTILITIES				6,346,212
TOTAL CORPORATE BONDS & NOTES (Cost — $21,358,123)				23,504,400
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $306,835,842)				329,776,125
SHORT-TERM INVESTMENTS — 3.7%
Repurchase Agreements — 3.7%
Interest in $453,997,000 joint tri-party repurchase agreement dated 8/31/12 with Deutsche Bank Securities Inc.; Proceeds at maturity - $9,878,220; (Fully collateralized by various U.S. government agency obligations, 0.310% to 5.355% due 9/9/13 to 5/1/29; Market value - $10,075,570) (Cost - $9,878,000)	0.200%	9/4/12	9,878,000	9,878,000
TOTAL INVESTMENTS — 127.9% (Cost — $316,713,842#)				339,654,125
Liabilities in Excess of Other Assets — (27.9)%				(74,185,118)
TOTAL NET ASSETS — 100.0%				$265,469,007

*	Non-income producing security.
(a)	All or a portion of this security is pledged as collateral pursuant to the loan agreement.
(b)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(e)	Illiquid security.
(f)	The coupon payment on these securities is currently in default as of August 31, 2012.
(g)	Security has no maturity date. The date shown represents the next call date.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	ADR	- American Depositary Receipts
	ARM	- Adjustable Rate Mortgage

See Notes to Schedule of Investments.

LMP CAPITAL AND INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2012

IO	- Interest Only
REIT	- Real Estate Investment Trust

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

LMP Capital and Income Fund Inc. (the “Fund”) was incorporated in Maryland on November 12, 2003 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is total return with an emphasis on income. The Fund pursues its investment objective by investing 80% of its assets in a broad range of equity and fixed income securities of both U.S. and foreign issuers. The Fund is permitted to invest up to 25% of its total assets in energy master limited partnerships (“MLPS”).

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Notes to schedule of investments (unaudited) (continued)

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Common stocks:
Financials	$63,009,367	$4,497,080	—	$67,506,447
Utilities	13,502,654	4,825,763	—	18,328,417
Other common stocks	92,672,579	—	—	92,672,579
Convertible preferred stocks	35,962,407	—	—	35,962,407
Master limited partnerships	75,730,178	5,824,806	—	81,554,984
Preferred stocks	2,820,403	1,479,594	—	4,299,997
Royalty trusts	4,366,870	—	—	4,366,870
Asset-backed securities	—	573,864	—	573,864
Collateralized mortgage obligations	—	1,006,160	—	1,006,160
Corporate bonds & notes	—	23,504,400	—	23,504,400
Total long-term investments	$288,064,458	$41,711,667	—	$329,776,125
Short-term investments†	—	9,878,000	—	9,878,000
Total investments	$288,064,458	$51,589,667	—	$339,654,125

†See Schedule of Investments for additional detailed categorizations.

Notes to schedule of investments (unaudited) (continued)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Master limited partnerships. The Fund may invest up to 25% of its total assets in the securities of Master Limited Partnerships (“MLPs”) whose primary business is in the oil and gas, natural resources or commodities industries. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(e) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At August 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$30,601,494
Gross unrealized depreciation	(7,661,211)
Net unrealized appreciation	$22,940,283

Notes to schedule of investments (unaudited) (continued)

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the period ended August 31, 2012, the Fund did not invest in any derivative instruments.

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

ITEM 2.                                                   CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                                                   EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LMP Capital and Income Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: October 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: October 26, 2012

By	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: October 26, 2012